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T. Rowe Price Blue Chip Growth Fund, Inc. 033-49581/811-7059

T. Rowe Price Equity Funds, Inc. 333-04753/811-07639

T. Rowe Price Equity Series, Inc. 033-52161/811-07143

T. Rowe Price Exchange-Traded Funds, Inc. 333-235450/811-23494

T. Rowe Price Global Funds, Inc. 033-29697/811-5833

T. Rowe Price Growth Stock Fund, Inc. 002-10780/811-579

T. Rowe Price International Funds, Inc. 002-65539/811-2958

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Hi. I’m Larry Puglia, Portfolio Manager of the T. Rowe Price Blue Chip Growth Fund. You or someone in your household owns an investment in one or more T. Rowe Price Funds, and I am calling to ask for your help, please.

We sent proxy materials requesting your vote relating to the change in your fund’s diversification status, but we have not yet received your vote.

Your voice is important in this process, and I would appreciate if you’d cast your vote today. The process is simple, does not require any confidential information, and will only take a few moments of your time.

To cast your vote over the phone, call 866-865-3843. That’s 866-865-3843.

Thank you as always for investing with T. Rowe Price.

T. Rowe Price Machine Message Call Flows

CELL PHONE MESSAGE FLOW

Hello, this message is for <SH First Last name> regarding one or more of your T Rowe Price Funds.

We sent proxy materials requesting your vote relating to the change in your fund’s diversification status, but we have not yet received your vote.

Please call today at 1-866-865-3843, it will take just a moment of your time to vote on this important matter.

We are available weekdays from 10 AM to 11 PM and Saturdays from 12 noon until 6 PM Eastern Time; again, the number to call is 1-866-865-3843.

If we have not reached the number for <RPC First Name, Last Name> please call

1-866-865-3843 so we can update our records. Thank you.

RESIDENTIAL/LANDLINE MESSAGE FLOW

Hello, this message is regarding one or more of your T Rowe Price Funds.

We sent proxy materials requesting your vote relating to the change in your fund’s diversification status, but we have not yet received your vote.

Please call today at 1-866-865-3843, it will take just a moment of your time to vote on this important matter.

We are available weekdays from 10 AM to 11 PM and Saturdays from 12 noon until 6 PM Eastern Time; again, the number to call is 1-866-865-3843. Thank you.

BUSINESS MESSAGE FLOW

Hello, this message is regarding one or more of your T Rowe Price Funds.

We sent proxy materials requesting your vote relating to the change in your fund’s diversification status, but we have not yet received your vote.

Please call today at 1-866-865-3843, it will take just a moment of your time to vote on this important matter.

We are available weekdays from 10 AM to 11 PM and Saturdays from 12 noon until 6 PM Eastern Time; again, the number to call is 1-866-865-3843. Thank you.